UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  January 18, 2017

                    PATRIOT TRANSPORTATION HOLDING, INC.

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           (Exact name of registrant as specified in its charter)


	        FLORIDA		 001-36605	    47-2482414
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	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation


200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


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       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              January 18, 2017


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

	On January 18th, 2017, the Company entered into a purchase and sale agreement to sell 25 acres of land located in South Tampa, FL for $10,000,000. The land has historically been used as our operating terminal. Should this sale transaction close, we plan to secure a new terminal facility at a better location within the Tampa market we service. The agreement is subject to numerous contingencies and the Company would not expect the transaction to close for at least 14 months from the effective date.






                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.



Date:  January 20, 2017		By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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